UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 28, 2009

Date of Report (Date of earliest event reported)
SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3120 SCOTT BLVD.
SANTA CLARA, CALIFORNIA 95054

(Address of Principal Executive Offices) (Zip Code)
(408) 454-5100

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 28, 2009, Synaptics Incorporated (“Synaptics”) issued a press release announcing that it is notifying holders of its outstanding 0.75% Convertible Senior Subordinated Notes due 2024 (the “Notes”) that they have an option, pursuant to the terms of the Notes, to require Synaptics to purchase, on December 1, 2009, all or a portion of such holders’ Notes (the “Put Option”) at a price equal to 100% of the aggregate principal amount of the Notes, plus any accrued and unpaid interest up to, but not including, December 1, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number

99.1	Press release from Synaptics Incorporated, dated October 28, 2009, entitled “Synaptics Announces Put Option for 0.75% Convertible Senior Subordinated Notes due 2024”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED
Date: October 28, 2009	By:	/s/ Kathleen A. Bayless
Kathleen A. Bayless
Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release from Synaptics Incorporated, dated October 28, 2009, entitled “Synaptics Announces Put Option for 0.75% Convertible Senior Subordinated Notes due 2024”